Exhibit 99.1

**For Immediate Release**

For more information, contact:
Victor Karpiak: (425) 255-4400
Scott Gaspard: (425) 254-2002

First Financial Northwest, Inc.
Announces Agreement With Regulators

Renton, Washington – September 27, 2010 – First Financial Northwest, Inc. (the “Company”) (Nasdaq GS: FFNW), today announced that its subsidiary, First Savings Bank Northwest (the “Bank”), entered into a formal agreement with the Federal Deposit Insurance Corporation and the Washington Department of Financial Institutions requiring the Bank to take corrective measures in a number of areas to strengthen and improve the Bank’s financial condition and operations.

Victor Karpiak, Chairman, President and Chief Executive Officer of First Financial Northwest, Inc. stated, “Like many real estate lenders, First Savings Bank Northwest continues to face unprecedented challenges with the prolonged downturn in the economy and the steep decline in the values of the underlying residential real estate collateral of our loan portfolio.”

The agreement, formally known as a Stipulation to the Issuance of a Consent Order (“Order”), is based on items identified in our on-site regulatory exam completed earlier this year and commits the Bank to continue taking actions relating to its asset quality, earnings, and capital levels, along with appropriate board and management oversight.

Among other directives, the Order requires the Bank to maintain or exceed regulatory capital levels at 10% Tier 1 Leverage Ratio and 12% Total Risk-Based Ratio, which the Bank currently exceeds as a result of the capital contribution discussed below. At its meeting held September 15, 2010, the Board of Directors of First Financial Northwest, Inc. authorized a portion of the Company’s capital to be contributed to the Bank, which will provide the Bank with the capital to exceed these measures prior to the issuance of the Order. Further, the Bank is directed to take certain measures in a number of areas including loan loss allowance determination; problem loan charge-off and reduction; lending and collection policies; reducing loan concentrations; incorporating the terms of the Order into an updated three year strategic plan; liquidity management; increasing Board oversight, and an independent study of management resources.  The Order also provides that the Bank will obtain prior regulatory approval before the payment of cash dividends or the appointment of any senior executive officers or directors.

“We have made significant progress on these issues since the exam. Foremost has been the new management and restructuring of our lending and credit administration department. The Board and management are committed to complying with all aspects of the agreement as quickly as possible. This agreement is consistent with our objective of improving the financial performance of the Bank in this challenging economy.” said Victor Karpiak.

First Financial Northwest, Inc. is the parent company of First Savings Bank Northwest; a Washington chartered stock savings bank headquartered in Renton, Washington, serving the Puget Sound Region with its full-service banking office and its online banking website, www.fsbnw.com. For additional information about First Savings Bank Northwest and First Financial Northwest, Inc. please visit the website at www.fsbnw.com and click on the “Investor Relations” tab.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Office of Thrift Supervision and our bank subsidiary by the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks or other regulatory authorities; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations; pricing, products and services; and other risks detailed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. Any of the forward-looking statements that we make in this Press Release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on our behalf. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We undertake no responsibility to update or revise any forward-looking statements.